Exhibit 32.2 CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 I, Assaf Ginzburg, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, to the best of my knowledge, that the Annual Report of Ormat Technologies, Inc. on Form 10-K for the year ended December 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition, results of operations and cash flows of Ormat Technologies, Inc. as of and for the periods presented in such Annual Report on Form 10-K. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Annual Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934. By: /s/ Assaf Ginzburg Name: Assaf Ginzburg Title: Chief Financial Officer Date: February 27, 2025